                                                                  EXHIBIT 10.105

                                PROMISSORY NOTE


Advances up to $1,000,000                                   March 1, 1995
in accordance with the terms                               Houston, Texas
of this Note


     On the date hereinafter prescribed, for value received, the undersigned, PhysiCare, LLP, a Texas registered limited liability partnership ("Maker") promises to pay, in accordance with the terms hereof, to DRCA Houston Clinics, Inc., a Texas corporation, or order (the "Holder") at 3 Riverway, Suite 1430, Houston, Texas, or such other place as the Holder of this Note may designate, the principal sum of $1,000,000.00 or so much thereof as shall have been advanced to the Maker, with interest at the maximum nonusurious rate to be determined on a quarterly basis on the unpaid balance from the date of advance to the date of payment and on any unpaid interest payments from the due date thereof to the date of payment; provided that in no event shall any such compounding of interest result in a rate of interest exceeding that permitted by Texas law.

     It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Texas and the United States of America and judicial and/or administrative interpretations or determinations thereof ("Law"), regarding the contracting for, charging and receiving of interest for the use and detention of money. The owner and holder hereof shall have no right to claim, charge or receive any interest in excess of the maximum rate allowable under the Law on that portion of the face amount representing principal which is outstanding and unpaid from time to time. Determination of the rate of interest for the purpose of determining whether this note is usurious under the Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this note, all interest or other sums deemed to be interest (hereinafter referred to as "Interest") at any time contracted for, charged or received from the Maker in connection with this note. Any interest contracted for, charged or received in excess of the maximum lawful rate shall be deemed as a result of mathematical error and a mistake; if this note is paid in part by the Maker prior to the end of the full stated term of this note and the interest received for the actual period of existence of this note exceeds the maximum lawful rate, the Holder shall credit the amount of the excess against any amount owing under this note, or if this note has been paid in full, or in the event that it has been accelerated prior to maturity, the Holder shall refund to the Maker the amount of such excess, and shall not be subject to any of the penalties provided by Law for contracting for, charging or receiving Interest in excess of the maximum lawful rate. Any such excess which is unpaid shall be cancelled.

     Advances made hereunder are at Holder's sole discretion and shall be repaid from time to time by the Maker as follows:

     a.   on demand; or

     b. if no demand is made, in the amount of the total cash reserves of the Maker until principal and interest are paid in full. Loan payments due Holder shall take priority for payment over all financial obligations of Maker other than compensation or fees otherwise due Holder.

     c. Any remaining principal balance of such loans plus accrued interest shall be due and payable in full on demand, and if no demand is made, on the fifteenth (15th) day of the two hundred fortieth (240th) month following the effective date of this Note or upon termination of this Note, whichever is sooner.

     Principal and interest are payable in lawful money of the United States. The Maker may prepay without penalty at any time or from time to time all or any portion of the amounts due hereunder.

     In the event that advances made by Holder to Maker are greater than $1,000,000.00, this Note and the Security Agreement entered into pursuant to this Note will be automatically deemed to be amended to cover the revised amount.

     The obligation of the Maker to pay all sums due hereunder shall be absolute and shall not be subject to any offset, counterclaim, or defense whatsoever that the Maker may have against the Holder.

     The Maker hereby waives diligence, presentment, protest, demand, notice of protest, notice of demand, notice of dishonor, and notice of nonpayment of this Note, and expressly agrees that this Note or any payment made hereunder may be extended from time to time, and that the Holder hereof may accept security or release any security for this Note, all without in any way affecting the liability of the Maker.

     As collateral security for the timely payment and performance of all obligations of the Maker under this Note and all costs and expenses, including reasonable attorneys' fees, incurred in collection of amounts owning or the enforcement of performance due under this Note and any exercise, preservation, or enforcement of any right, power, or remedy hereunder, the Maker hereby grants to the Holder a security interest in and to all tangible and intangible property of the Maker.

     The times for the payment of any installment hereunder shall be strictly construed, time being of the essence. At the option of the Holder hereof, the unpaid balance of this Note, including all accrued interest, shall become immediately due and payable on demand (a) in the event that the Maker shall default in the payment of any indebtedness due hereunder, or (b) in the event of a transfer of any shares of the outstanding common stock of the Maker constituting a controlling interest in the Maker ("controlling interest" meaning the ability to elect a majority of the board of directors of the Maker) without the prior written consent of the Holder. The Maker shall pay to the Holder, on demand, all costs and expenses incurred to collect any indebtedness evidenced hereby, including, without limitation, reasonable attorneys' fees.

                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL
                 UNDER PROMISSORY NOTE DATED ____________, 199_



    Date of Advance             Amount of             Outstanding
      or Payment                 Advance               Principal
     of Principal               (Payment)               Balance

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     This Note and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Texas.

               PHYSICARE, LLP
               Occupational Medicine Associates of Houston, P.A.,
                an Authorized Partner

               By: /s/ WILLIAM F. DONOVAN, M.D.
                   ------------------------------------------------
                       William F. Donovan, M.D.

                       Its: President
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